                           Schedule A to Exhibit 10.3
                           --------------------------

         The following directors of Park National Corporation ("Park National") entered into Split-Dollar Agreements with the subsidiaries of Park National identified below which are identical to the Split-Dollar Agreement, dated September 29, 1993, between Dominic C. Fanello and The Richland Trust Company ("Richland Trust") filed as Exhibit 10(g) to Park National's Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (File No. 0-18772):


                                   Subsidiary of Park National which is a              Date of Split-Dollar
Name of Director                   Party to Split-dollar Agreement                     Agreement
----------------                   -------------------------------                     ---------

Maureen Buchwald                   The First-Knox National Bank of Mount Vernon        May 22, 1998
                                   ("First-Knox National Bank")

James J. Cullers                   First-Knox National Bank                            May 22, 1998

R. William Geyer                   Century National Bank (formerly Mutual              October 4, 1993
                                   Federal Savings Bank) ("Century
                                   National")

Philip H. Jordan, Jr., Ph.D.       First-Knox National Bank                            May 22, 1998

Howard E. LeFevre                  The Park National Bank ("Park National              September 7, 1993
                                   Bank")

Phillip T. Leitnaker               Park National Bank                                  October 5, 1993

Tami L. Longaberger                Century National                                    October 19, 1993

James A. McElroy                   First-Knox National Bank                            May 22, 1998

John J. O'Neill                    Park National Bank                                  September 2, 1993

J. Gilbert Reese                   Park National Bank                                  September 8, 1993

Rick R. Taylor                     Richland Trust                                      September 29, 1993

John L. Warner                     Park National Bank                                  September 7, 1993
